UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 18, 2024

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2024, Ashford Inc. (the “Advisor”), external advisor to Ashford Hospitality Trust, Inc. (the “Company”), entered into a compensatory arrangement (the “Compensatory Arrangement”) with Stephen Zsigray, the Company’s President and Chief Executive Officer. The Compensatory Arrangement is effective as of July 1, 2024.

The Company is not a party to the Compensatory Arrangement and all of Mr. Zsigray’s base compensation and employee health and welfare benefits are provided by the Advisor. However, in connection with the Advisor’s entry into the Compensatory Arrangement with Mr. Zsigray, the Board of Directors of the Company has agreed to pay Mr. Zsigray a one-time sign on bonus consisting of a $704,110 deferred cash award (the “Deferred Cash Award”) and grant Mr. Zsigray a one-time award of 509,000 shares of restricted common stock of the Company (the “Equity Grant”). The Deferred Cash Award is payable (i) 25% in the fourth quarter of 2024; (ii) 50% upon repayment of all amounts owing under the Company’s corporate strategic financing with Oaktree Capital Management, L.P.; and (iii) 25% on successful completion of a process to review potential value creation strategies for the Company, as determined by the Compensation Committee of the Company’s Board of Directors. The Equity Grant is eligible to vest in three equal installments on each of July 1, 2025, 2026 and 2027. Payment of the Deferred Cash Award and vesting of the Equity Grant are generally subject to Mr. Zsigray’s continued employment through each applicable milestone.

This foregoing summary of the Compensatory Arrangement does not purport to be complete and is qualified in its entirety by reference to the full text of the Compensatory Arrangement, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits
Exhibit Number         Description

99.1    Compensatory Arrangement by and between Ashford Inc. and Stephen Zsigray, dated as of October 18, 2024.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: October 24, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary